UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2019

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 25, 2019, Akerna Corp., a Delaware corporation (“Akerna”) entered into a Stock Purchase Agreement (the “Agreement”) with substantially all of the shareholders (the “Shareholders”) of Solo Sciences, Inc., a Delaware corporation (“Solo”), Ashesh C. Shah, Lokesh Chugh and Palle Pedersen, each an adult individual (collectively, the “Shareholder Representatives”) and Solo, pursuant to which Akerna will acquire all right, title and interest in 80.40% of the issued and outstanding capital stock of Solo (calculated on a fully diluted basis), free and clear of all liens. The consideration amount under the Agreement is 1,950,000 shares of the common stock of Akerna, less 570,000 shares of the common stock of Akerna to be held in escrow subject to the satisfaction of certain conditions stipulated in the Agreement. This consideration may be subject to an adjustment no later than 120 days following the closing date.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2019, Mr. Ashesh Shah resigned as a member of the board of directors of Akerna to pursue other ventures. Mr. Shah’s resignation was not as a result of any disagreements with Akerna.

Item 7.01. Regulation FD Disclosure.

On November 26, 2019, Akerna issued a press release (the “Press Release”) announcing the execution of the Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

On November 26, 2019, Akerna issued a corporate presentation summarizing the transaction with Solo described in Item 1.01 hereof (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1 and 99.2 are being “furnished”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section nor shall they be deemed incorporated by reference in any filing that Akerna makes under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Stock Purchase Agreement, dated November 25, 2019.
99.1	Press Release, dated November 26, 2019, relating to the Solo acquisition.
99.2	Presentation, dated November 2019, relating to the Solo acquisition.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: November 26, 2019

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